EXHIBIT 24

                        POWER OF ATTORNEY
                       Unisys Corporation
                   Annual Report on Form 10-K
              for the year ended December 31, 1993


          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby make, constitute and appoint JAMES A. UNRUH, BOBETTE JONES AND GEORGE T. ROBSON, and each one of them severally, his true and lawful attorneys-in-fact and agents, for such person and in such person's name, place and stead, to sign the Unisys Corporation Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto and to file such Annual Report on Form 10-K and any and all amendments thereto with the Securities and Exchange Commission, and does hereby grant unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as said person might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Dated:  February 24, 1994

/s/ J. P. Bolduc                   /s/ Robert McClements, Jr.
- -----------------------            -----------------------
J. P. Bolduc                       Robert McClements, Jr.
Director                           Director


/s/ James J. Duderstadt            /s/ William G. Milliken
- -----------------------            -----------------------
James J. Duderstadt                William G. Milliken
Director                           Director


/s/ Gail D. Fosler                 /s/ Alan E. Schwartz
- -----------------------            -----------------------
Gail D. Fosler                     Alan E. Schwartz
Director                           Director


/s/ Melvin R. Goodes               /s/ Donald V. Seibert
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Melvin R. Goodes                   Donald V. Seibert
Director                           Director


/s/ Edwin A. Huston                /s/ James A. Unruh
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Edwin A. Huston                    James A. Unruh
Director                           Chairman of the Board, Chief
                                   Executive Officer and Director

/s/ Kenneth A. Macke
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Kenneth A. Macke
Director